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                       NOTICE OF GUARANTEED DELIVERY FOR
                        PHILIPP BROTHERS CHEMICALS, INC.


         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Philipp Brothers Chemicals, Inc. (the "Company") made pursuant to the Prospectus, dated _______ __, 1998 (the "Prospectus"), if certificates for the outstanding 9 7/8% Senior Subordinated Notes due 2008 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Chase Manhattan Bank, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

             Delivery To: The Chase Manhattan Bank, Exchange Agent
                           By Mail or Hand Delivery:
                            The Chase Manhattan Bank
                             Global Trust Services
                        450 West 33rd Street, 15th Floor
                         New York, New York 10001-2697
                         Attention: Mr. Sheik Wiltshire

                           By Facsimile Transmission:
                        (for Eligible Institutions only)
                                 (212) 946-8161
                         Attention: Mr. Sheik Wiltshire

                             Confirm by Telephone:
                                 (212) 946-3082

         Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

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Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                    SIGNATURES

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                 Signature of Owner

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        Signature of Owner (if more than one)

Dated:                                   , 199
      -----------------------------------     --------

Name(s):
        ----------------------------------------------

        ----------------------------------------------
                       (Please Print)

Address:
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        ----------------------------------------------

        ----------------------------------------------
                     (Include Zip Code)


Area Code and
Telephone No.:
              ----------------------------------------

Capacity (full title), if signing in a representative capacity:

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   Taxpayer Identification or Social Security No.:

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Principal Amount of Old Notes

Exchanged: $
            -------------------------------------


Certificate Nos. of Old Notes (if available)

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Total $
        -----------------------------------------

IF OLD NOTES WILL BE DELIVERED BY BOOK-
ENTRY TRANSFER, PROVIDE THE DEPOSITORY
TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No.
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                            GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

      The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.
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            Name of Firm                           Authorized Signature

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    Number and Street or P.O. Box                         Title

                                       Name:
------------------------------------         ----------------------------------
City          State         Zip Code                 (Please Type or Print)

Tel. No.                               Date:
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NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.